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                         UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549
          ----------------------------------------------------------

                                   FORM 8-K


                              [X] CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 1999

                        _______________________________

                               SYMMETRICOM, INC.
            (Exact name of registrant as specified in its charter)

          California                     0-2287               No. 95-1906306
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)

          2300 Orchard Parkway,
          San Jose, California                                  95131-1017
(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: (408) 943-9403


                                Not Applicable
         (Former name or former address, if changed since last report)

                      ___________________________________
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Item 2.   Acquisition or Disposition of Assets.

Acquisition of Hewlett-Packard Company's Communications Synchronization Business

(a) On September 30, 1999, Symmetricom, Inc., a California corporation (the "Registrant"), issued a news release which announced the acquisition of Hewlett-Packard Company's Communications Synchronization Business. The Registrant's news release concerning the acquisition is attached as Exhibit 00.1 hereto.

The Registrant acquired certain of Hewlett-Packard's assets, operations and the business related to the design, manufacture, and marketing of network synchronization and timing equipment for global communications networks for approximately $30.0 million in cash of which approximately $19.0 million was paid to Hewlett-Packard at closing. The remaining $11.0 million will be paid over the next twelve to fifteen months as additional assets are transferred to the Registrant. The Board of Directors of Symmetricom, Inc. approved the acquisition at a special meeting held on August 26, 1999.

The acquisition was consummated pursuant to a Master Asset Purchase Agreement ("MAPA") dated as of August 30, 1999 between the Registrant and Hewlett-Packard Company. The MAPA is attached as Exhibit 00.2 hereto. The purchase price was determined by negotiation between the parties.

Item 7.   Financial Statements and Exhibits.

   (a) Financial Statements of Business Acquired.

     The financial statements required by this Item 7(a) are not filed in this initial report and will be filed by amendment on or before December 14, 1999.

   (b) Pro Forma Financial Information.

     The pro forma financial information required by this Item 7(b) is not filed with this initial report and will be filed by amendment on or before December 14, 1999.

   (c) Exhibits

       1 Master Asset Purchase Agreement between Symmetricom, Inc. and Hewlett-Packard Company dated August 30, 1999.

       2 News release dated September 30, 1999, relating to the acquisition referenced in the Master Asset Purchase Agreement between Symmetricom, Inc. and Hewlett-Packard Company dated August 30, 1999.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYMMETRICOM, INC.
                                        (Registrant)

DATE: October 14, 1999                  By:

                                        /s/ Maurice Austin
                                        ------------------
                                        Maurice Austin
                                        Chief Financial Officer
                                        (for Registrant and as Principal
                                        Financial and Accounting Officer)